SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 15, 2005

STATION  CASINOS, INC

(Exact name of registrant as specified in its charter)

Nevada	000-21640	88-0136443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada		89102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 367-2411

N/A

(Former name or former address, if changed since last report)

The Form 8-K filed on March 15, 2005 is amended in its entirety to read as follows:

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 15, 2005, Station Casinos, Inc. issued a press release announcing increased guidance for the first quarter of 2005. A copy of the release is attached to this Current Report as Exhibit 99.1.

ITEM 8.01.  OTHER EVENTS

On March 15, 2005, Station Casinos, Inc. also announced acceleration of the phase II expansion of Red Rock in the press release attached to this Current Report as Exhibit 99.1.

The information, including portions of exhibits attached thereto, of Item 2.02 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Station Casinos, Inc.

Date: August 10, 2005	By:	/s/ Glenn C. Christenson
Glenn C. Christenson
Executive Vice President, Chief
Financial Officer, Chief Administrative
Officer and Treasurer